SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          Filed by the Registrant [X]

                 Filed by a party other than the Registrant [_]

                           Check the appropriate box:

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               [_]  Confidential, for Use of the Commission only
                       (as permitted by Rule 14a-6(e)(2))

                        [_]  Definitive Proxy Statement

                      [_]  Definitive Additional Materials

       [_] Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

                                HUMAN BIOSYSTEMS
                (Name of Registrant as Specified In Its Charter)

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             (4) Date Filed: August 7, 2003
=====================================================================

HUMAN BIOSYSTEMS
1127 Harker Avenue
Palo Alto, California 94301

August __, 2003

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Human BioSystems, which will be held at the Capital Club Athletics, 196 North Third Street, San Jose, California 95113, on September 26, 2003, at 3:00 p.m.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

If you do not plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the Annual Meeting.

We look forward to seeing you at the Annual Meeting.


                                                        /s/Harry Masuda
                                                        Chief Executive Officer

Palo Alto, California



HUMAN BIOSYSTEMS
1127 Harker Avenue
Palo Alto, California 94301


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held September 26, 2003


The Annual Meeting of Shareholders (the "Annual Meeting") of Human BioSystems, a California corporation, will be held at the Capital Club Athletics, 196 North Third Street, San Jose, California 95113, on September 26, 2003, at 3:00 p.m. for the following purposes:

1. To elect three members of our Board of Directors for the term set forth in the accompanying Proxy Statement and until their successors have been elected and qualified;

2. To approve an amendment to our 2001 Stock Option Plan to increase the number of shares of common stock reserved for issuance under the 2001 Stock Option Plan;

3. To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 45,000,000 to 145,000,000;

4. To ratify the selection of L.L. Bradford & Company, LLC as our independent auditors for the year ending December 31, 2003; and

5. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

     The items of business set forth above are more fully described in the Proxy Statement accompanying this Notice. Pursuant to our Bylaws, we have fixed the time and date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting as the close of business on August 15, 2003. Accordingly, only shareholders of record on such date and at such time will be entitled to vote at the Annual Meeting, notwithstanding any transfer of stock on our books thereafter.

   Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/  Paul Okimoto
                                         Chairman of the Board of Directors

                                   /s/   Harry Masuda
                                         Chief Executive Officer

Palo Alto, California
August __, 2003



                                HUMAN BIOSYSTEMS
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Human BioSystems, a California corporation, for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Capital Club Athletics, 196 North Third Street, San Jose, California 95113, on September 26, 2003, at 3:00 p.m. and any adjournments or postponements thereof. This Proxy Statement, our Annual Report for the year ended December 31, 2002, and the accompanying proxy card were first mailed to shareholders on or about August __, 2003

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION

VOTING

Our common stock is the only type of security entitled to vote at the Annual Meeting. On August 15, 2003, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were _________ shares of our common stock outstanding. Each shareholder of record on the record date is entitled to one vote for each share of common stock held by such shareholder on that date.

A majority of the outstanding shares of common stock entitled to vote must be present or represented by proxy at the Annual Meeting in order to have a quorum. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business.

Our shareholders have cumulative voting rights when voting on the election of directors provided that the names of the candidates for whom the cumulative votes would be cast have been placed in nomination prior to the voting and that the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate his or her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the election of directors. Cumulative voting means that each shareholder is entitled to the number of votes that is equal to the number of shares that he or she owns multiplied by the number of directors to be elected. Each shareholder may cast all of the resulting votes for a single director, or may distribute them among the directors to be elected at the shareholder's discretion. The three nominees receiving the most votes will be elected. The proxies solicited by the Board of Directors confer discretionary authority on the proxy holders to cumulate votes to elect the nominees listed in this Proxy Statement. The proxy holders may cumulate votes to elect one or several directors as may be necessary to elect the maximum number of nominees.

Proposals 2 through 5 each require the approval of the affirmative vote of a majority of the outstanding voting shares present or represented and entitled to vote at the Annual Meeting.

PROXIES

Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited by our Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees for the Board of Directors (Proposal 1), FOR Proposals 2 though 4 and, in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary at our principal executive offices, located at 1127 Harker Avenue, Palo Alto, California 94301, before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others, so that they may forward this solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our directors, officers, or employees. Except as described above, we do not presently intend to solicit proxies other than by mail.


_____________________________________________________________________________
                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS
______________________________________________________________________________

GENERAL

The names of the three persons who are nominees for director and their positions with us are set forth in the table below.

Our Articles of Incorporation, as amended, and Bylaws provide that the number of directors shall be no less than three, and no more than five, the precise number to be determined from time to time by the Board of Directors. The Board of Directors is currently comprised of three members. The directors to be elected at the Annual Meeting are to be elected to hold office until the next Annual Meeting of Shareholders or until the election of their respective successors. All proxies received by the Board of Directors will be voted for the election of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

The information set forth below is submitted with respect to the nominees to the Board of Directors for whom it is intended that proxies will be voted.

NAME            AGE        POSITION(S)
----------------------------------------

Paul Okimoto    68      Chairman of the Board of Directors,
                         Vice President and Secretary

Harry Masuda    59      Chief Executive Officer and Director

George Tsukuda  59      Director


BIOGRAPHICAL INFORMATION WITH RESPECT TO DIRECTOR NOMINEES

PAUL OKIMOTO joined us in February 1998 as Executive Vice President and a Director and became our Secretary in 2002. Mr. Okimoto served as President of Sanhill Systems, a medical device company from 1991 to January 1998.

HARRY MASUDA joined us in February 1998 as our Chief Executive Officer, President, and a Director. Mr. Masuda is the former president of several high tech companies including Piiceon, Inc., a manufacturer of computer peripheral products for microcomputers. Mr. Masuda also founded HK Microwave, a manufacturer of high frequency phase locked oscillators used in cellular telephone base stations, later acquired by Dynatech Corporation. Mr. Masuda received his BSEE and MSEE from San Jose State University. From October 1997 to February 1998, Mr. Masuda was a business consultant, and he served as President of International Web Exchange from July 1995 to October 1997. Mr. Masuda recently became the subject of securities fraud charges - see "PROPOSAL NO. 1 - Indemnification".

GEORGE TSUKUDA became a member of our Board of Directors in February 1998. Mr. Tsukuda was self-employed as a psychotherapist from 1987 to September 1996, working primarily with children doing play therapy. After terminating his practice, he worked full-time on completing his doctoral dissertation in clinical social work through Smith College School of Social Work in Northhampton, Massachusetts. Mr. Tsukuda received his Ph.D. in August of 1998. Mr. Tsukuda has also been a freelance writer since August 1998.

BOARD MEETINGS AND COMMITTEES

The Board of Directors did not meet during 2002, but acted by unanimous written consent 6 times.

COMMITTEES OF THE BOARD OF DIRECTORS

We do not currently have an Audit Committee, Compensation Committee or any other committee of the Board of Directors.

DIRECTORS' COMPENSATION

Generally, directors who are also our employees receive no additional compensation for serving on the Board. We reimburse non-employee directors for all travel and other expenses incurred in connection with attending meetings of the Board of Directors. However, in August 2002, we granted options to purchase 50,000 shares of our common stock to each of our directors at an exercise price of $0.34 per share (the fair market value of a share of our common stock on the date of grant).


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

We did not have a Compensation Committee or any other committee of the Board of Directors performing similar functions during the year ended December 31, 2002. Mr. Harry Masuda, our Chief Executive Officer, participated in deliberations of the Board of Directors relating to his compensation.

SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a class of our capital stock, to file reports of ownership and changes in their ownership with the Securities and Exchange Commission. These persons are required to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms received by us, we believe that during the year ended December 31, 2002, George Tsukuda and Meiswinkel Investment Group, LP failed to timely file required Section 16(a) forms.

INDEMNIFICATION

We have entered into indemnification agreements with our directors and executive officers. These agreements provide, in general, that we will indemnify and hold harmless such directors and executive officers against all expenses and liabilities, including attorneys' fees, reasonably incurred by or imposed on them in connection with any proceeding to which they are made a party as a result of their having been such directors or executive officers.

On August 7, 2002, the United States Attorney for the Eastern District of New York indicted Harry Masuda, our Chief Executive Officer, for securities fraud and conspiracy, and the Securities and Exchange Commission announced that they were bringing securities fraud charges against Mr. Masuda and us, for allegedly paying an unregistered broker an undisclosed commission in a 1999-2000 private placement. The allegations generally charge Mr. Masuda and us with the failure to adequately disclose to investors in this private placement a commission agreement with Larry Bryant, an unlicensed broker-dealer. Remedies sought in these proceedings include criminal penalties and Mr. Masuda's bar from service as an officer or director of a publicly-traded company. Although we believe that the charges are unwarranted, and that the issues involved in this matter were resolved over two years ago to the full satisfaction of all investors, there can be no assurance that Mr. Masuda will be able to continue to serve as our Chief Executive Officer in the event that the Securities and Exchange Commission receives the remedies that it seeks. We have filed motions to change the venue for these proceedings from New York to Northern California. As of August 1, 2003, there has been no further action or progress made in the resolution of these matters. We anticipate that Mr. Masuda may request indemnification from us in these matters; however, no such request has been made to date.

Other than the foregoing matter, at the present time there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification could be required or permitted, and we are not aware of any threatened litigation or proceeding which may result in a claim for indemnification by us.

SHAREHOLDER APPROVAL

The three director nominees that receive the highest number of affirmative votes shall be elected to our Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote FOR all three nominees listed herein. We will vote your shares as you specify on the enclosed proxy. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not presently anticipate that any nominee will be unable to serve. If a shareholder present at the annual meeting properly requests cumulative voting for the directors, we may vote shares for which we hold a valid proxy by cumulative voting.

OTHER EXECUTIVE OFFICERS

Set forth below are the names of, and certain information regarding, our executive officers who are not directors. The executive officers serve at the pleasure of the Board of Directors.

LUIS TOLEDO, M.D., PhD. became our Chief Medical Officer in March 2000. Dr. Toledo is an internationally recognized authority on organ transplantation and preservation. He has authored 10 books on transplantation and related subjects, authored or co-authored 500 scientific publications, and contributed to chapters of 77 books. Dr. Toledo has held many medical staff positions including: Co-Chief, Transplantation and Director, Surgical Research at the Henry Ford Hospital and Chief, Transplantation and Director, Research at Mount Carmel Mercy Hospital. He is also currently the Director of Research at the Borgess Medical Center and is Director of the Michigan Transplant Institute. He also serves as Professor of Surgery and Director, Experimental Research Program at Michigan State University.

ROCKY UMAR joined us in May 1998 as Vice President of Marketing; in March 2001 he became our Vice President, Strategic Planning. Mr. Umar was an Information Systems Consultant from 1993 to April 1998. Prior to consulting, Mr. Umar served as Senior Executive for Product Management, Marketing and Sales at Cogar Corporation, and was responsible for acquisitions, marketing and sales, and planning for Singer Company, Business Machines Division. Mr. Umar was also CEO of Witek, Inc. a wireless technology company.

ROBERT STROM joined us in March 2001 as Vice President of Marketing and Sales. Mr. Strom started a newspaper, The Prince George Progress, in 1963 at the age of
20. After selling his publishing business seven years later, he became a partner in ACI, Inc., a New York-based cosmetics company, where he managed all sales and marketing activities. Mr. Strom subsequently founded Cosmania, an international cosmetics company that he sold to American International, Inc. in 1996.

DAVID LUCAS, Ph.D. joined us in January 1999 as Scientific Director and became our Chief Operating Officer in August 2002. Dr. Lucas obtained BA and Ph.D. degrees in Microbiology and Immunology from Duke University and did postdoctoral work at Harvard Medical Center. He served as a faculty member at the University of Arizona for 16 years, where he taught medical students and graduate students. Previous industry positions were as Director of Research for American Qualex, an immunochemical company; Vice President of Protein Technology, where he developed veterinary biologic products; Vice President for Research and Technology Transfer at Children's Hospital Oakland; and President of PediaPharm Corporation, a development stage pharmaceutical products company. Dr. Lucas was President of PediaPharm from 1994 to October 1998.

VICTOR IVASHIN joined us in December 2001 as our Chief Technology Officer. He received a BSEE and MSEE from the University of Nevada and was awarded a Ph.D. from the University of Poznan in Poland. Dr. Ivashin has received patents in mechanisms and fiber optics. He has 25 years of combined managerial, research and practical experience in electronics development and design and in department and company management. Dr. Ivashin speaks fluent Russian.


__________________________________________________________________________
                                 PROPOSAL NO. 2

         INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR
                   ISSUANCE UNDER THE 2001 STOCK OPTION PLAN
___________________________________________________________________________

The 2001 Stock Option Plan (the "Plan") was adopted by the Board of Directors effective August 4, 2001 and approved by the shareholders on October 18, 2002. Currently, 1,585,500 shares of our common stock are reserved for issuance under the Plan. To date, we have issued options under the Plan to purchase an aggregate of 874,000 shares of the Company's common stock.

We believe that our long-term success depends upon our ability to attract and retain qualified directors, officers, employees and consultants and to motivate their best efforts on our behalf. Thus, we believe that the Plan will be an important part of our compensation of directors, officers, employees and consultants.

The Board of Directors recommends amending the Plan to increase the number of shares of our common stock reserved for issuance under the Plan from 1,585,500 to 5,000,000.

The Plan is set forth in full as Exhibit "A" to this Proxy Statement.   The
principal features of the Plan are summarized below, but the summary is qualified in its entirety by the full text of the Plan.

DESCRIPTION OF THE PLAN

The purpose of the Plan is to enhance our profitability and shareholder value by enabling us to offer stock-based incentives to employees, directors, consultants and affiliates. The Plan authorizes the grant of options to purchase shares of common stock to our employees, directors and consultants and our affiliates. Under the Plan, we may grant incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986 and non-qualified stock options. Incentive stock options may only be granted to our employees.

There are currently 1,585,500 shares of common stock available for issuance upon exercise of options to be granted under the Plan. As of August 1, 2003, we had granted options under the Plan to purchase an aggregate of 874,000 shares of common stock.

The Plan is administered by our Board of Directors. Subject to the provisions of the Plan, the Board has the authority to determine which of our employees, directors and consultants will be awarded options and the terms of such awards, including the number of shares subject to such options, the fair market value of the common stock subject to options, the exercise price per share and other terms.

Incentive stock options must have an exercise price equal to at least 100% of the fair market value of a share on the date of the award unless the grant is to a shareholder holding more than 10% of our voting stock, in which case the exercise price must be 110% of the fair market value on the date of grant. Generally, the options may not have a duration of more than ten years, or five years if the grant is to a shareholder holding more than 10% of our voting stock. Terms and conditions of awards are set forth in written agreements between the respective option holders and us. Awards under the Plan may not be made after the tenth anniversary of the date of its adoption but awards granted before that date may extend beyond that date.

Under the Plan, if the employment of the holder of an incentive stock option is terminated for any reason other than as a result of the holder's death or disability or for "cause" as defined in the Plan, the holder may exercise the option, to the extent exercisable on the date of termination of employment, until the earlier of the option's specified expiration date and 90 days after the date of termination. If an option holder dies or becomes disabled, both incentive and non-qualified stock options may generally be exercised, to the extent exercisable on the date of death or disability, by the option holder or the option holder's survivors until the earlier of the option's specified termination date and one year after the date of death or disability.

As of August 1, 2003, no shares had been issued as the result of the exercise of options granted under the Plan. The exercise price and vesting schedules of options granted under the Plan will vary over time pursuant to various option agreements that we have entered into or will enter into with the grantees of such options.

We registered the Plan and the shares subject to issuance thereunder, under the Securities Act of 1933. If the increase in shares authorized for issuance under the Plan is approved, we plan to register the additional shares soon after the annual meeting. Absent such registration, the shares, when issued upon exercise of options, would be "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933.

Optionees have no rights as shareholders with respect to shares subject to options prior to the issuance of shares pursuant to the exercise thereof. Options issued to employees under the Plan, as amended, shall expire no later than ten years after the date of grant. An option becomes exercisable at such time and for such amounts as determined at the discretion of the Board of Directors at the time of the grant of the option. An optionee may exercise a part of the option from the date that part first becomes exercisable until the option expires. The purchase price for shares to be issued to an employee upon his or her exercise of an option is determined by the Board of Directors on the date the option is granted. The purchase price is payable in full in cash, by promissory note, by net exercise or by delivery of mature shares of our common stock when the option is exercised.

The Plan provides for adjustment as to the number and kinds of shares covered by the outstanding options and the option price therefor to give effect to any stock dividend, stock split, stock combination or other reorganization of or by us.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE PLAN

Options granted under the Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

INCENTIVE OPTIONS.   No taxable income is recognized by the optionee at the time of the option grant, and generally no taxable income is recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years from the date of grant and more than one year from the date of exercise. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date (or the fair market date on the expiration date, if less) over
(ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date (or the fair market value on the expiration date, if less) over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of a non-qualified option which does not have a readily ascertainable fair market value and is not transferable. Options granted under the Plan do not have a readily ascertainable fair market value and are not transferable. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-qualified option are unvested and subject to repurchase by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee may not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the purchase right lapses.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the optionee.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth, as of December 31, 2002, certain information regarding our equity compensation plans other than the 2001 Stock Option Plan:


|------------------|----------------------------|-------------------------------|----------------------|
|Plan Category     |  Number of securities to be|  Weighted-average exercise    |  Number of securities|
|                  | issued upon exercise of    |  price of outstanding options,|  remaining available |
|                  |  outstanding options,      |   warrants and rights         |  for future issuance |
|                  |  warrants and rights       |           (b)                 |        (c)           |
|                  |         (a)                |                               |                      |
|------------------|----------------------------|-------------------------------|----------------------|
|Equity            |                            |                               |                      |
|compensation Plans|        780,000             |       $0.58 per share         |        755,000       |
|approved by       |                            |                               |                      |
|security holders  |                            |                               |                      |
|------------------|----------------------------|-------------------------------|----------------------|
|Equity            |                            |                               |                      |
|compensation plans|          --                |               --              |          --          |
|not approved by   |                            |                               |                      |
|security holders  |                            |                               |                      |
|------------------|----------------------------|-------------------------------|----------------------|
|  Total           |       780,000              |       $0.58 per share         |         755,000      |
|------------------|----------------------------|-------------------------------|----------------------|


DEDUCTIBILITY OF EXECUTIVE COMPENSATION

We anticipate that any compensation deemed paid by us in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers. Accordingly, all compensation deemed paid with respect to those options will remain deductible by us without limitation under Code Section 162(m).

STOCKHOLDER APPROVAL

The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal. Should shareholder approval not be obtained, the increase of the number of shares of common stock reserved for issuance under the Plan will not be effective and the Board of Directors will consider alternative methods of issuing options outside of the Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that shareholders vote FOR the increase in the number of shares of common stock reserved for issuance under the 2001 Stock Option Plan. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of the increase in the number of shares of common stock reserved for issuance under the 2001 Stock Option Plan.

____________________________________________________________________________
                                PROPOSAL  NO. 3

             APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION FOR
                    INCREASE IN AUTHORIZED  NUMBER OF SHARES

____________________________________________________________________________

GENERAL

Our Board of Directors has unanimously approved a resolution to increase the authorized shares of Common Stock from 45,000,000 to 145,000,000. The increase of authorized shares of Common Stock will be effected by an amendment to the Company's Articles of Incorporation, and such increase will become effective upon the filing of Amended and Restated Articles of Incorporation with the Secretary of State of the State of California in the form of Exhibit "B" to this Proxy Statement. The increase will have no effect on the 5,000,000 shares of authorized Preferred Stock none of which are currently outstanding.

REASONS FOR INCREASE OF AUTHORIZED SHARES

The number of shares of Common Stock listed and outstanding as of August 1, 2003 was 27,803,382, which number is less than the currently authorized 45,000,000 shares. However, over the last year, we have issued options to purchase 619,000 shares of common stock under the 2001 Stock Option Plan, and currently have outstanding, options to purchase a total of 1,854,000 shares of our common stock. In addition, we also issued warrants to purchase an aggregate of 80,000 shares of our common stock for services, and we currently have outstanding, warrants to purchase a total of 1,698,333 shares of our common stock. On April 24, 2003, the Company filed a registration statement on Form SB-2 to register an additional 10,000,00 shares of the Company's common stock. The registration statement was amended on June 25, 2003, July 15, 2003 and again on July 28, 2003, and was declared effective on July 30, 2003. We plan to issue the SB-2 shares from time to time as required to raise capital or to effect acquisitions or strategic alliances. If all the outstanding warrants and options were exercised, and all of the SB-2 shares were issued, the number of outstanding shares would increase to approximately 41,355,715.

Accordingly, an increase in the number of authorized shares of Common Stock is necessary in order for us to have additional authorized shares available to raise capital, to make strategic acquisitions, or to enter into strategic alliances if and when those opportunities arise. We believe that having such additional shares available for issuance will enable us to take prompt action on such corporate opportunities as may materialize in the future if the Board of Directors deems an issuance of common stock to be in the best interest of the Company. The disadvantage of such an increase is that any additional issuances of Common Stock will dilute the percentage of the Company owned by existing shareholders. The additional California and Delaware franchise tax with respect to the additional shares is minimal. Approval of this proposal will increase the number of shares of Common Stock available for issuance by the Company to 145,000,000.

SHAREHOLDER APPROVAL

The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal. Should shareholder approval not be obtained, the increase in the authorized number of shares and the amendment to the Articles of Incorporation which provides for an increase in the authorized number of shares of common stock reserved for issuance from 45,000,000 to 145,000,000 will not be effective.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that shareholders vote FOR approval of an increase to the authorized number of shares and an amendment to the Articles of Incorporation which provides for an increase of the authorized number of shares of common stock reserved for issuance from 45,000,000 to 145,000,000. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of an increase to the authorized number of shares of common stock and an amendment to the Articles of Incorporation which provides for an increase of the authorized number of shares reserved for issuance from 45,000,000 to 145,000,000.


_____________________________________________________________________________
                                PROPOSAL  NO. 4

       RATIFICATION OF SELECTION OF AUDITOR, L.L. BRADFORD & COMPANY, LLC

_____________________________________________________________________________

The Board of Directors, has appointed L.L. Bradford & Company, LLC to serve as our independent auditors for the year ending December 31, 2003, subject to the approval of our shareholders. Representatives of L.L. Bradford & Company, LLC will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

AUDIT FEES

The aggregate fees billed for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2002, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB for that fiscal year, were $28,400.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

L.L. Bradford & Company, LLC did not render professional services relating to financial information systems design and implementation for the year ended December 31, 2002.

ALL OTHER FEES

There were no other fees billed by L.L. Bradford & Company, LLC for services rendered to us, other than the services described above, for the year ended December 31, 2002. We have been advised by L.L. Bradford & Company, LLC that neither the firm nor any member of the firm has any financial interest, direct or indirect, in any capacity in Human BioSystems.


CHANGES IN CERTIFYING ACCOUNTANT

On January 31, 2001, we were notified by BDO Seidman, LLP of San Jose, California ("BDO") that as of that date, BDO resigned as our independent accountant. Effective February 1, 2001, we engaged L.L. Bradford & Company, LLC as our new independent accountant.

The BDO reports on our financial statements for the year ended December 31, 1999 and for the period from February 26, 1998 (date of inception) to December 31, 1998, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of a going concern uncertainty qualification with respect to the year ended December 31, 1999 and the period from February 26, 1998 (date of inception) to December 31, 1998.

During the past two fiscal years and the subsequent interim period through January 31, 2001, we did not have any disagreement with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement in connection with its report and the financial statements for such years. During such period, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We requested that BDO furnish a letter addressed to the Securities and Exchange Commission stating whether BDO agreed with the above statements. A copy of such letter dated February 2, 2001 was attached as an exhibit to our Current Report on Form 8-K filed on February 5, 2001.

During the two fiscal years ended December 31, 2000 and through January 31, 2001, we did not consult with L.L. Bradford & Company, LLC concerning our financial statements, including the following items: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements; or any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

SHAREHOLDER APPROVAL

The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal. Should shareholder approval not be obtained, the Board of Directors will reconsider the selection of L.L. Bradford & Company, LLC.

RECOMMENDATION OF BOARD OF DIRECTORS

The Board of Directors unanimously recommends that shareholders vote FOR the ratification of the selection of L.L. Bradford & Company, LLC as our independent auditors for 2003. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the ratification of the selection of L.L. Bradford & Company, LLC.

AUDIT COMMITTEE REPORT

THIS SECTION OF OUR PROXY STATEMENT WILL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND WILL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

We have never had an audit committee or an audit committee written charter. The functions of an audit committee are carried out by our Board of Directors, comprised of Paul Okimoto (who also serves as Chairman of the Board), Harry Masuda and George Tsukuda. Messrs. Okimoto and Masuda are also officers of the Company, and so are not "independent" as that term is defined by the Securities and Exchange Commission. Our Board has followed the substance of the procedures recommended in the report of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees, sponsored by the major securities markets, issued in February 1999, and the Board has also been advised by independent legal counsel in its role of overseeing financial reporting and internal control matters.

Management has the primary responsibility for the financial reporting process, including the system of internal controls. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Board's responsibility is to monitor and oversee these processes. Our Board of Directors appoints our independent auditors.

The Board has reviewed with our financial managers the selection of our independent auditors, overall audit scopes and plans, the results of audit examinations, evaluations by the independent auditors of our internal controls and the quality of our financial reporting. Management has reviewed the audited consolidated financial statements in our Annual Report on Form 10-KSB with the Board, including a discussion of the quality (not just the acceptability) of the accounting principles utilized, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Board also discussed with the independent auditors other matters required to be discussed by the auditors with an audit committee under Statement of Auditing Standards No. 61 (communication with audit committees). Our independent auditors also provided to the Board the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Board discussed with the independent auditors that firm's independence.

In performing all of these functions, the Board acts only in an oversight capacity. In its audit oversight role, the Board relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who in their report expressed an opinion on the conformity of our annual financial statements with generally accepted accounting principles.

Based upon the Board's discussion with management and the independent auditors and the Board's review of the representations of management and the report of the independent auditors to the Board, the Board recommended that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

       By the Board of Directors

        Paul Okimoto
        Harry Masuda
        George Tsukuda



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 1, 2003, (i) by each director of the Company; (ii) by each person known by us to own beneficially more than five percent of our common stock; (iii) by the executive officer named in the Summary Compensation Table set forth in "Executive Compensation" and (iv) by all directors and executive officers of the Company as a group.

Unless otherwise indicated in the footnotes to the table, the following individuals have sole vesting and sole investment control with respect to the shares they beneficially own. Unless otherwise indicated, the address of all persons listed below is c/o Human BioSystems, 1127 Harker Avenue, Palo Alto, California 94301.

The number of shares beneficially owned by each shareholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting or investment power and also any shares which the individual has the right to acquire within 60 days after August 1, 2003. The inclusion herein of such shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person named in the table has sole voting and investment power (or shares such power with his or her spouse) with respect to all shares of common stock listed as owned by such person. The total number of outstanding shares of common stock at August 1, 2003 is 27,803,382.

-----------------------------------------------------------------------
Name And Address         Amount And Nature Of
of Beneficial Owner       Beneficial Ownership     Percent Of Class
------------------------------------------------------------------------
Harry Masuda                     1,287,800                  4.6%

Paul Okimoto
669 35th Street
Richmond, CA  94805                927,500(1)               3.3%

George Tsukuda                     794,274                  2.8%

Larry McCleary, M.D.
and Christine McCleary           2,768,784                10.07%

Meiswinkel Investment Group, LP
2080 Newcomb Street
San Francisco, CA  94124         6,410,119                23.06%

All Officers and Directors
as a Group (eight persons)       4,938,732                17.76%

(1) Paul Okimoto, an officer and director of the Company, acted as Trustee in receiving and forwarding these shares to YN Faarkaghyn Shiaght Lorne House Trust Limited, for the benefit of Mark Tameichi Okimoto, Michael Akira Okimoto, Eric Yoshiro Okimoto, Daryl Takashi Okimoto, Mary T. Hernandez and Betty Yamaguchi. The permanent Trustee is Ronald Buchanan of Lorne House Management Ltd. Mr. Okimoto expressly disclaims beneficial ownership of said shares.

The shares listed as owned by Harry Masuda include 50,000 shares of common stock issuable to him pursuant to options exercisable on or within 60 days of August 1, 2003.

The shares listed as owned by Paul Okimoto include 161,111 shares of common stock issuable to him pursuant to warrants and options exercisable on or within 60 days of August 1, 2003.

The shares listed as owned by George Tsukuda include 100,000 shares of common stock issuable to him pursuant options exercisable on or within 60 days of August 1, 2003.

The shares listed as owned by Larry McCleary, M.D. and Christine McCleary include 80,000 shares issuable pursuant to warrants and options exercisable on or within 60 days of August 1, 2003.

The shares listed as owned by all executive officers and directors include an aggregate of 1,351,333 shares of common stock issuable to them pursuant to warrants and options exercisable on or within 60 days of August 1, 2003.


EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to our Chief Executive Officer (the "Named Executive Officer") during the years ended December 31, 2002, 2001 and 2000. No other executive officer received cash compensation in excess of $100,000 during these years.

                                              SUMMARY COMPENSATION TABLE
|-----------------------|--------------------------------------------------|---------------------------------|
|                       |           ANNUAL COMPENSATION                    |      LONG TERM COMPENSATION     |
|-----------------------|----------|------------|-----------|--------------|---------------------------------|
|  NAME                 |   YEAR   |  SALARY ($)|  BONUS ($)|   RESTRICTED |  NUMBER OF SECURITIES           |
|  AND                  |          |            |           |     STOCK    |  UNDERLYING WARRANTS/ OPTIONS(#)|
|  PRINCIPAL POSITION   |          |            |           |    AWARDS($) |                                 |
|-----------------------|----------|------------|-----------|--------------|---------------------------------|
|                       |          |            |           |              |                                 |
|Harry Masuda,          |   2002   | 214,126 (1)|    ---    |      ---     |            50,000 (2)           |
|Chief Executive Officer|   2001   |  66,000    |    ---    |      ---     |                --               |
|                       |   2000   |  52,000    |    ---    |      ---     |                --               |
|-----------------------|----------|------------|-----------|--------------|---------------------------------|

 (1)  Includes $55,126 accrued in 2001 but not paid until 2002.
 (2) Options to purchase shares of common stock at and exercise price of $0.34 per share, the fair market value for the stock on the date of grant, August 21, 2002.


EMPLOYMENT AGREEMENTS

In May 1998, we entered into an employment agreement with Rocky Umar, employing him as our Vice President of Marketing for a minimum term of one year for a salary ranging from $2,000 per month to $10,000 per month, depending upon performance. This agreement also includes the payment of a commission equal to one percent of our sales in excess of $1,500,000 over a consecutive six-month period, not to exceed a $100,000 commission per 12-month period. Mr. Umar was also granted an option to purchase 200,000 shares of restricted common stock at $.025 per share pursuant to our Statutory Incentive Stock Option Plan. Mr. Umar is also eligible for a bonus of up to $5,000 after the first year of employment, for the sole purpose of exercising the stock options.

In January 2000, we entered into an employment agreement with Leonid Babak, providing for his employment as the Branch Chief of Russian Operations for a minimum one-year term. The agreement provides for a salary of $500 per month, which salary may be adjusted, and $700 per month in additional benefits.

In January 2000, we entered into an employment agreement with Vladimir Serebrennikov, employing him as the Technical Director of Preservation Systems for a minimum one-year term. The agreement provides for the payment to Mr. Serebrennikov of $500 per month, which salary may be adjusted, with a bonus of $25,000 upon the successful completion of project milestones set forth in the employment agreement.

In March 2000, we entered into an employment agreement with Dr. Luis Toledo, employing him as our Chief Medical Officer for a minimum term of one year. The agreement provides for a base salary of $6,000 per month, which may be adjusted based on our ability to raise defined amounts of capital. In addition, we granted to Dr. Toledo an option to purchase 75,000 shares of our common stock at an exercise price of $1.50 per share, and continued in effect options granted pursuant to a consulting agreement that we entered into in May 1998 with Dr. Toledo.

In March 2001, we entered into an employment agreement with Robert E. Strom to serve as our Vice President of Sales and Marketing for a minimum term of one year. Mr. Strom receives a base salary of $10,000 per month, which may be increased based on our ability to raise defined amounts of capital or earn defined revenues during any 12-month period. Mr. Strom is also eligible for a bonus based on performance milestones. In addition, he was granted an option to purchase 150,000 shares of our common stock at an exercise price of $0.23 per share pursuant to our Statutory Incentive Stock Option Plan, and an option to purchase 150,000 shares of our common stock at an exercise price of $0.10 per share pursuant to our Non-Statutory Incentive Stock Option Plan.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

In August 2002, Harry Masuda, our Chief Executive Officer, received an option to purchase 50,000 shares of our common stock at an exercise price of $0.34 per share. The option was granted to Mr. Masuda as compensation for his service on our Board of Directors since inception. The other two Board members, Paul Okimoto and George Tsukuda, also received options for their service. No other options or stock appreciation rights were granted to the Named Executive Officer during the year ended December 31, 2002.

OPTION EXERCISES AND YEAR-END OPTION VALUES

In March 2002, Mr. Masuda exercised a warrant to purchase an aggregate of 260,000 shares of our common stock at an exercise price of $0.01 per share. The warrant was granted to Mr. Masuda in 2001 in consideration for the cancellation of debt to Mr. Masuda for accrued but unpaid salary. No other options or warrants were exercised by Mr. Masuda during the year ended December 31, 2002. At December 31, 2002, he held options to purchase 50,000 shares of our common stock at $0.34 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes transactions to which we were or are a party and in which any of our directors, officers, or significant shareholders, or members of the immediate family of any of the foregoing persons, had or has a direct or indirect material interest, in addition to the employment agreements discussed above under "Executive Compensation".

On May 28, 1998, we entered into a Consultant Agreement with Dr. Luis Toledo, whereby Dr. Toledo was appointed to our advisory board for a minimum term of one year. The agreement also provides for a payment to Dr. Toledo of a commission equal to five percent of all sales within the organ transplant market for a five-year period from the date of the agreement, so long as Dr. Toledo remains a consultant and advisory board member. This commission is limited to a total of $1,000,000. Dr. Toledo was also granted options to purchase 200,000 shares of restricted common stock at $.025 per share pursuant to our Non-Statutory Incentive Stock Option Plan, and is eligible for a bonus of up to $5,000 after the first year as a consultant and advisory board member up to the expiration of the stock options for the sole purpose of exercising the stock options.

We purchased the patents for Phemtest from Paul Okimoto, an officer and director, on September 1, 1998. The patent "VAGINAL TESTING APPLICATOR AND METHOD", Patent Number 4,784,158, was issued November 15, 1988, and the patent "BODY CAVITY SPECIMEN COLLECTING AND TESTING APPARATUS", Patent Number 4,945,921, was issued August 7, 1990. Pursuant to the purchase agreement for the patents, we paid $1,375 to the law firm of Flehr, Hohbach, Test and Herbert as a patent maintenance fee to assure that the patents would remain in force.
We also agreed to pay Mr. Okimoto a royalty payment of 5% of gross sales of Phemtest for the next five years. The first $16,000 in royalty payments are to be paid to a law firm to be designated by Mr. Okimoto, the next $75,000 in royalties are to be paid to Mr. Okimoto in shares of our common stock, valued at $2.00 per share, and the remaining royalties to be paid to Mr. Okimoto, if any, are to be paid in cash. To date, no royalties have been earned or paid under this agreement.

In December 2001, we hired Victor Ivashin to serve as our Chief Technical Officer for Hardware and Software. Dr. Ivashin received a starting salary of $8,500 per year, and was granted an option to purchase an aggregate of 75,000 shares of our common stock with an exercise price equal to the fair market value of the stock on the date of grant.

                         SHAREHOLDER PROPOSALS FOR THE
                              2004 ANNUAL MEETING

We welcome comments and suggestions from our shareholders. Here are the ways a shareholder may present a proposal for consideration by the other shareholders at our 2004 Annual Meeting:

In our Proxy Statement: If a shareholder wants to submit a proposal for inclusion in our proxy statement and form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") for the 2004 Annual Meeting of Shareholders, we must receive the proposal in writing on or before 5 p.m., Pacific Standard Time, _______, 2004.

At the Annual Meeting: If a shareholder wishes to nominate a director or bring other business before the shareholders at the 2004 Annual Meeting, we must receive the shareholder's written notice not less than 60 days nor more than 90 days prior to the date of the annual meeting, unless we give our shareholders less than 70 days' notice of the date of our 2004 Annual Meeting. If we provide less than 70 days' notice, then we must receive the shareholder's written notice by the close of business on the 10th day after we provide notice of the date of the 2004 Annual Meeting. The notice must contain the specific information required in our Bylaws. A copy of our Bylaws may be obtained by writing to our Secretary. If we receive a shareholder's proposal within the time periods required under our Bylaws, we may choose, but are not required, to include it in our proxy statement. If we do, we may tell the other shareholders what we think of the proposal, and how we intend to use our discretionary authority to vote on the proposal.

Delivering a Separate Proxy Statement: We will not use our discretionary voting authority if a shareholder submits a proposal within the time period required under our Bylaws, and also provides us with a written statement that the shareholder intends to deliver his or her own proxy statement and form of proxy to our shareholders. Persons who wish to deliver their own proxy statement and form of proxy should consult the rules and regulations of the SEC.

All proposals should be made in writing and sent via registered, certified or express mail, to our executive offices, 1127 Harker Avenue, Palo Alto, California 94103, Attention: Secretary.

VOTING

Shareholders are urged immediately to complete, date and sign the enclosed proxy card and return it in the envelope provided, to which no postage need be affixed if mailed in the United States.


OTHER MATTERS

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                       BY THE BOARD OF DIRECTORS

                                       Paul Okimoto
                                       Chairman of the Board

                                       Harry Masuda
                                       Chief Executive Officer, Director


                                   EXHIBIT A

                             2001 STOCK OPTION PLAN

                            HYPERBARIC SYSTEMS, INC.
                             2001 STOCK OPTION PLAN

1.      PURPOSES OF THE PLAN

        The purposes of this Stock Option Plan (the "Plan") of HyperBaric Systems, Inc. a California corporation (the "Company") are to:

(i) Encourage selected officers and key employees to accept or continue employment with the Company or its Affiliates; and
(ii) Increase the interest of selected officers, directors, key employees and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company ("Common Stock").

Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

 2.      ELIGIBLE PERSONS

Every person who at the date of grant of an Option is a key employee of the Company or of any Affiliate (as defined below) (including employees who are also officers or directors of the Company or of any Affiliate) is eligible to receive NQOs or ISOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. Every person who is a director of or consultant to the Company or any Affiliate at the date of grant of an Option is eligible to receive NQOs under this Plan.

3.      STOCK SUBJECT TO THIS PLAN

Subject to the provisions of Section 6.1.1 of the Plan, the maximum aggregate number of shares of stock that may be granted pursuant to this Plan is One Million Five Hundred Eighty Five Thousand Five Hundred (1,585,500) shares of Common Stock. The shares unexercised shall become available again for grantsunder the Plan.

4.      ADMINISTRATION

4.1 Board of Directors. This Plan shall be administered by the Board of Directors of the Company (the "Board"). No member of the Board of Directors shall be liable for any decision, action, or omission respecting the Plan, any options, or any option shares.

4.2 Disinterested Administration. From and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with the disinterested administrative requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.

4.3 Authority of the Board of Directors. Subject to the other provisions of this Plan, the Board shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) or accelerate the exercise date or vesting of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Board may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

4.4 Determinations Final. All questions of interpretation, implementation, and application of this Plan shall be determined by the Board. Such determinations shall be final and binding on all persons.


5.      GRANTING OF OPTIONS: OPTION AGREEMENT

5.1     Ten Year Term.  No Options shall be granted under this Plan after ten
(10) years from the date of adoption of this Plan by the Board.

5.2 Option Agreement. Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of any Option.

5.3 Designation as ISO or NQO. The agreement shall specify whether each Option it evidences is a NQO or an ISO. Notwithstanding designation of any Option as an ISO or a NQO, if the aggregate fair market value of the shares under Options designated as ISOs which would become exercisable for the first time by any Optionee at a rate in excess of one hundred thousand dollars ($100,000) in any calendar year (under all plans of the Company), then unless otherwise provided in the stock option agreement or by the Compensation Committee, such Options shall be NQOs to the extent of the excess above one hundred thousand ($100,000). For purposes of this Section 5.3, Options shall be taken into account in the order in which they were granted, and the fair market value of the shares shall be determined as of the time the Option, with respect to such shares, is granted.

5.4 Grant to Prospective Employees. The Compensation Committee or the Committee Chairman may approve the grant of Options under this Plan to persons who are expected to become employees of the Company, but who are not employees at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the optionee is first treated as an employee for payroll purposes.

6.      TERMS AND CONDITIONS OF OPTIONS

Each Option granted under this Plan shall be designated as a NQO or an ISO.
Each Option shall be subject to the terms and conditions set forth in Section
6.1.  NQOs shall be also subject to the terms and conditions set forth in
Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in
Section 6.2.

6.1 Terms and Conditions to Which Options Are Subject. Options granted under this Plan shall, as provided in Section 6, be subject to the following terms and conditions:

6.1.1 Changes in Capital Structure. The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, or other event, or converted into or exchanged for other securities as a result of a merger, consolidation, reorganization, or other event, appropriate adjustments shall be made in (i) the number and class of shares of stock subject to this Plan and each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result to any such adjustments. Each such adjustment shall be subject to approval by the Compensation Committee in its sole discretion, and may be made without regard to any resulting tax consequence to the optionee.

6.1.2 Corporate Transactions. In connection with (i) any merger, consolidation, acquisition, separation, or reorganization in which more than fifty percent (50%) of the shares of the Company outstanding immediately before such event are converted into cash or into another security, (ii) any dissolution or liquidation of the Company or any partial liquidation involving fifty percent (50%) or more of the assets of the Company, (iii) any sale of more than fifty percent (50%) of the Company's assets, or (iv) any like occurrence in which the Company is involved, the Compensation Committee may, in its absolute discretion, do one or more of the following upon ten days' prior written notice to all optionees; (a) accelerate any vesting schedule to which an Option is subject; (b) cancel Options upon payment to each optionee in cash, with respect to each Option to the extent then exercisable, of any amount which, in the absolute discretion of the Compensation Committee, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such optionee would have received if the Option had been exercised before the effective time over the exercise price of the Option; (c) shorten the period during which such Options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given); or (d) arrange that new option rights be substituted for the option rights granted under this Plan, or that the Company's obligations as to Options outstanding under this Plan be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation. The actions described in this Section

6.1.2 may be taken without regard to any resulting tax consequence to the optionee.

6.1.3 Time of Option Exercise. Except as necessary to satisfy the requirements of Section 422 of the Code and subject to Section 5, Options granted under this Plan shall be exercisable at such times as are specified in the written stock option agreement relating to such Option: provided, however, that so long as the optionee is a director or officer, as those terms are used in Section 16 of the Exchange Act, such Option may not be exercisable, in whole or in part, at any time prior to the six (6) month anniversary of the date of the Option grant, unless the Compensation Committee determines that the foregoing provision is not necessary to comply with the provisions of Rule 16b-3 or that Rule 16b-3 is not applicable to the Plan. No Option shall be exercisable, however, until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee. The Compensation Committee, in its absolute discretion, may later waive any limitations respecting the time at which an Option or any portion of an Option first becomes exercisable.

6.1.4 Option Grant Date. Except as provided in Section 5.4 or as otherwise specified by the Compensation Committee, the date of grant of an Option under this Plan shall be the date as of which the Compensation Committee approves the grant.

6.1.5 Nonassignability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order (limited in the case of an ISO, to a qualified domestic relations order that effects a transfer of an ISO that is community property as part of a division of community property). During the life of the optionee, an Option shall be exercisable only by the optionee.

6.1.6 Payment. Except as provided below, payment in full shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. Payment may be made in cash, by promissory note, by delivery to the Company of shares of Common Stock owned by the optionee (duly endorsed in favor of the Company or accompanied by a duly endorsed stock power), or by any other form of consideration and method of payment to the extent permitted under applicable law. Any shares delivered shall be valued as of the date of exercise of the Option in the manner set forth in Section 6.1.12. Optionees may not exercise Options by delivery of shares more frequently than at six (6) month intervals.

6.1.7 Termination of Employment. Unless determined otherwise by the Compensation Committee in its absolute discretion to the extent not already expired or exercised, every Option granted under this Plan shall terminate at the earlier of (a) the Expiration Date (as defined in Section 6.1.12) or (b) immediately upon termination of employment with the Company or any Affiliate. Employee shall have ninety (90) days to exercise all or any options that have vested under the Employee's option agreement previous to such termination to the extent they are exercisable on the date of termination. However, where termination of employment is due to the optionee's "disability" (as determined in accordance with Section 22(e)(3) of the Code), the optionee, or the optionee's personal representative, may at any time within six (6) months after the termination of employment (or such lesser period as is specified in the option agreement but in no event after the Expiration Date of the Option), exercise the option to the extent it was exercisable at the date of termination; and provided further that if termination of employment is due to the Optionee's death, the Optionee's estate or a legal representative thereof, may at any time within and including six (6) months after the date of death of Optionee (or such lesser period as is specified in the option agreement but in no event after the Expiration Date of the Option), exercise the option to the extent it was exercisable at the date of termination. Transfer of an optionee from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence due to sickness, military service, or other cause duly approved by the Company, shall not be deemed a termination of employment for purposes of this Plan. For the purpose of this Section 6.1.7, "employment" means engagement with the Company or any Affiliate of the Company either as an employee, as a director, or as a consultant.

6.1.8 Repurchase of Stock. In addition to the right of first refusal set forth in Section 6.1.9 below, at the time it grants Options under this Plan, the Company may retain, for itself or others, rights to purchase the shares acquired under the Option or impose other restrictions on the transfer of such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the option agreement evidencing the Option.

6.1.9   Company's Right of First Refusal.

        (i) Company's Right; Notice. Stock delivered pursuant to the exercise of any option granted under this Plan shall be subject to a right of first refusal by the Company in the event that the holder of such shares proposes to sell, pledge, or otherwise transfer such shares or any interest in such shares to any person or entity. Any holder of shares purchased under this Plan desiring to transfer such shares or any interest in such shares shall give a written notice (the "Offer Notice") to the Company describing the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and terms, and the name and address of the proposed transferee. The Company's rights under this Section 6.1.9 shall be freely assignable.

        (ii) Exercise. Except as provided under any repurchase right imposed under Section 6.1.8, if the Company fails to exercise its right of first refusal within twenty (20) days from the date on which the Company receives the Offer Notice, the shareholder may, within the next ninety (90) days, conclude a transfer to the proposed transferee of the exact number of shares covered by that notice on terms not more favorable to the transferee than those described in the notice. Any subsequent proposed transfer shall again be subject to the Company's right of first refusal. If the Company exercises its right of first refusal, the shareholder shall endorse and deliver to the Company the stock certificates representing the shares being repurchased. The Company shall pay the shareholder the total repurchase price for the shares no later than the later of (a) sixty (60) days after receipt of the Offer Notice and (b)the end of such period for payment offered by the bona fide third-party transferor. The holder of the shares being repurchased shall cease to have any rights with respect to such shares immediately upon receipt of the repurchase price.

        (iii)   Exceptions.  Notwithstanding the foregoing provisions of this
                Section 6.1.9, no notice of a proposed transfer shall be required and no right of first refusal shall exist with respect to transfers, including sales, to an optionee's children, grandchildren, or parents or to trusts, estates, or custodianships of or for the account of an optionee or an optionee's children, grandchildren, or parents; provided, however, that the transferee shall take such shares subject to the provisions of Sections 6.1.8.and 6.1.9.

        (iv) Termination of Company's Right. The right of first refusal set forth in this Section 6.1.9 shall terminate upon the earlier of the consummation of an underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933 or the date on which the Common Stock is registered under Section 12 of the Exchange Act.

        (v) No Limitation. Nothing in this Section 6.1.9 shall limit the rights of the Company under any repurchase right imposed under Section 6.1.8.

        (vi)    Conflict.  In the event that the terms of this paragraph
                6.1.9 conflict or are inconsistent with any provision in the Bylaws of the Company, the terms of the Bylaws shall control.

6.1.10 Withholding and Employment Taxes. At the time of exercise of an Option (or at such later time(s) as the Company may prescribe), the optionee shall remit to the Company in cash all applicable (as determined by the Company in its sole discretion) federal and state withholding taxes. The Compensation Committee may, in the exercise of its sole discretion, permit an optionee to pay some or all of such taxes by means of a promissory note on such terms as the Compensation Committee deems appropriate. If authorized by the Compensation Committee in its sole discretion, and if the Option has been held for six (6) months or more, an optionee may elect to have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the optionee on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option (the "Tax Date") to pay the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, provided that the election satisfies the following requirements:

          (i) he election shall be irrevocable, shall be made at least six (6) months before the Option exercise, and shall be subject to the disapproval of the Compensation Committee at any time before consummation of the Option exercise; or

          (ii) the election shall be made in advance to take effect in a subsequent "window period" (as defined below) in which the Option is exercised, and the Compensation Committee shall approve the election when it is made or at any time thereafter up to consummation of the Option exercise; or

         (iii) the election shall be made in a window period and the approval of the Compensation Committee shall be given after the election is made and within the same window period, and the Option exercise shall be consummated within such window period; or

          (iv) shares or other previously owned securities shall be tendered (but stock shall not be withheld) at any time up to the consummation of the Option exercise (in which event, neither a prior irrevocable election nor window period timing shall be required).

Notwithstanding the foregoing, clauses (ii) and (iii) shall not be available until the Company has been subject to the reporting requirements of the Securities Exchange Act of 1934 for at least one (1) year.

A "window period" is the period beginning on the third business day following the date of release for publication of quarterly or annual summary statements of sales and earnings and ending on the 12th business day following such date. Any securities so withheld or tendered shall be valued by the Company as of the Tax Date.

6.1.11 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not consistent with this Plan as may be determined by the Compensation Committee, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

6.1.12 Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

        (i) If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sale was reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there is no sale for such date, then for the last preceding business day on which there was at least one sale), as reported in the Wall Street Journal.

      (ii) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there is no quoted price for the date of grant, then for the last preceding business day on which there was a quoted price).

     (iii) If the stock of the Company is as described in Section 6.1.12(i) or (ii), but is restricted by law, contract, market conditions, or otherwise as to salability or transferability, its fair market value shall be as set forth in Section 6.1.12(i) or (ii), as appropriate, less, as determined by the Compensation Committee, an appropriate discount, based on the nature and terms of the restrictions.

      (iv) In the absence of an established market for the stock, the fair market value thereof shall be determined by the Compensation Committee, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

6.1.13 Option Term. No Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as set forth in the option agreement (the end of the maximum exercise period stated in the option agreement is referred to in this Plan as the "Expiration Date"). No ISO granted to any person who owns, directly or by attribution, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company of any Affiliate (a "Ten Percent Stockholder") shall be exercisable more than five (5) years after the date of grant.

6.1.14 Exercise Price. The exercise price of any Option granted to any Ten Percent Stockholder shall in no event be less than one hundred and ten percent (110%) of the fair market value (determined in accordance with Section 6.1.12) of the stock covered by the Option at the time the Option is granted.

6.1.15 Compliance with Securities Laws. The Company shall not be obligated to offer or sell any shares upon exercise of an Option unless the shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares are otherwise in compliance with all applicable state and local securities laws. The Company shall have no obligation to register the shares under the federal securities laws or take whatever other steps may be necessary to enable the shares to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Option shares or subsequent transfers of any interest in the shares to comply with applicable securities laws. Stock certificates evidencing shares acquired upon exercise of options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan, or the option agreement evidencing the Option.

6.2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following additional terms and conditions:

6.2.1 Exercise Price. Except as set forth in Section 6.1.14, the exercise price of a NQO shall not be less than eighty five percent (85%) of the fair market value (determined in accordance with Section 6.1.12) of the stock subject to the Option on the date of grant.

6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following additional terms and conditions:

6.3.1 Exercise Price. Except as set forth in Section 6.1.14, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.12) of the stock covered by the Option at the time the Option is granted.

6.3.2 Disqualifying Dispositions. If stock acquired upon exercise of an ISO is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall notify the Company in writing of the date and terms of the disposition and comply with any other requirements imposed by the Company in order to enable the Company to secure any related income tax deduction to which it is entitled.

7.      MANNER OF EXERCISE

7.1 Notice of Exercise. An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Compensation Committee, accompanied by payment of the exercise price as provided in Section
6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price and, if required, by payment of any federal or state withholding or employment taxes required to be withheld by virtue of exercise of the Option will be considered as the date such Option was exercised.

7.2 Issuance of Certificates. Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. Unless the Company specifies otherwise, an optionee or transferee of an optionee shall not have any privileges as a shareholder with respect to any stock covered by the Option until the date of issuance of a stock certificate. Subject to Section 6.1.1 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

8.      EMPLOYMENT RELATIONSHIP

 Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment at any time, nor confer upon any optionee any right to continue in the employ of the Company or any of its Affiliates.

9.      AMENDMENTS TO PLAN

The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may affect outstanding Options except to conform this Plan and ISOs granted under this Plan to federal or other tax laws relating to incentive stock options. No amendment shall require shareholder approval unless shareholder approval is required to preserve incentive stock option treatment for tax purposes or the Board otherwise concludes that shareholder approval is advisable.

10.     SHAREHOLDER APPROVAL: TERM

The Board of Directors of the Company adopted this Plan as of August 4, 2001 and the Company's shareholders approved this Plan as of October 18, 2002. This Plan shall terminate ten (10) years after initial adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan without shareholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then-outstanding Options.


                                   EXHIBIT B

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                             OF HUMAN BIOSYSTEMS,
                            A CALIFORNIA CORPORATION

The undersigned, Harry Masuda and Paul Okimoto, hereby certify that:

1. They are the duly elected and acting Chief Executive Officer and Secretary respectfully of Human BioSystems, a California corporation (the "Corporation").

2. The Articles of Incorporation of this Corporation are amended and restated to read in full as follows:

ARTICLE I

The name of the corporation is Human BioSystems.

ARTICLE II

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

ARTICLE III

This Corporation is authorized to issue two classes of shares to be designated respectively common stock ("Common Stock") and preferred stock ("Preferred Stock"). The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Fifty million (150,000,000) shares, of which One Hundred Forty-Five million (145,000,000) shares shall be Common Stock, and Five million (5,000,000) shares shall be Preferred Stock. The Board of Directors of the Corporation is hereby authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such powers, designations, preferences and relative participating, optional or other rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the General Corporation Law of the State of California.

ARTICLE IV

(A) The liability of the directors of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

(B) This Corporation is authorized to indemnify agents of this Corporation, including without limitation, directors and officers, whether by bylaw, agreement or otherwise, to the fullest extent permissible under California Law, and in excess of that expressly permitted by Section 317 of the California Corporations Code.

3. The foregoing amendment has been approved by the Board of Directors of this Corporation.

4. The foregoing amendment was approved by the holders of the requisite number of shares of this Corporation in accordance with sections 902 and 903 of the California General Corporation Law. The total number of outstanding shares of each class entitled to vote with respect to the foregoing amendment was _____________ shares of Common Stock. The number of shares voting in favor of the foregoing amendment equal or exceeded the vote required, such required vote being a majority of the outstanding shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this certificate on ____________, 2003.

Harry Masuda, Chief Executive Officer

Paul Okimoto, Secretary

Each of the undersigned certifies under penalty of perjury that he has read the foregoing Amended and Restated Articles of Incorporation and knows the contents thereof, and that the statements therein are true.

Executed at Palo Alto, California ___________, 2003.

------------
Harry Masuda

------------
Paul Okimoto




                         ANNUAL MEETING OF SHAREHOLDERS
                                       of
                                HUMAN BIOSYSTEMS

                               September 26, 2003

------------------------------
PROXY VOTING INSTRUCTIONS
------------------------------

VOTING BY MAIL
-------------------------

Please complete your voting selection, date, sign and mail your proxy card in the envelope provided as soon as possible. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations.

                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------


[X]  Please mark your votes as in the example to the left using dark ink only.

                                      FOR     AGAINST   ABSTAIN

1.  Election of Directors Nominees:   [_]       [_]      [_]     Paul Okimoto

                                      [_]       [_]      [_]     Harry Masuda

                                      [_]       [_]      [_]     George Tsukuda


2. Proposal to approve the increase in the number of shares of common stock reserved for issuance under the 2001 Stock Option Plan from 1,585,500 to 5,000,000 shares:

                                     [_]        [_]      [_]


3. Proposal to amend the Human BioSystems' Articles of Incorporation to increase the number of authorized shares of capital stock from 50,000,000 to
150,000,000:                        [_]         [_]      [_]

4. Proposal to ratify the selection of L.L. Bradford & Company, LLC as Human BioSystems' independent auditors for the year ending December 31, 2003:

                                    [_]         [_]      [_]


SIGNATURE(S)__________________________________         DATE: ________________

PRINT NAME(S) _________________________________

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, partnership or other entity, please sign in full entity name by authorized person.